UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 14, 2009

Wal-Mart Stores, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) periodically communicates with its shareholders and other members of the investment community (collectively referred to as the “Investment Community”) about our operations (the “Periodic Communications”). We do so through press releases, telecommunications and webcasts.

This Current Report on Form 8-K provides information regarding our current policy regarding Periodic Communications, which is as follows:

•	We will issue a quarterly press release that:

•	discloses our net sales, earnings and earnings per share for the most recently completed fiscal quarter and the current fiscal year through the end of that fiscal quarter;

•

discloses the comparable store sales of our Walmart U.S. operating segment (“Walmart U.S.”) and of our Sam’s Club operating segment (“Sam’s Club”) and our total U.S. aggregate comparable store sales for the most recently ended 13-week period in our retail calendar (each, a “13-Week Period”) and for the current retail calendar year through the end of that 13-Week Period;

•	provides other information relating to our net sales, earnings, comparable store sales, and operating results for pertinent periods;

•

provides management’s forecasts for the estimated range of our earnings per share for the then current quarter and, in the press release reporting our fourth fiscal quarter results, for the then current fiscal year; and

•	provides management’s forecasts for the estimated comparable store sales of Walmart U.S. and of Sam’s Club for the then current 13-Week Period.

•

A quarterly pre-recorded telephone call will be available at a time and telephone number disclosed in the quarterly press release and on the website. In that call, management will discuss our net sales, earnings, earnings per share, operating results, and comparable store sales for the pertinent periods. The call also includes our management’s forecasts for the estimated range of our earnings per share for the then current fiscal quarter and for the estimated comparable store sales of Walmart U.S. and of Sam’s Club for the then current 13-Week Period.

•

At any time we determine that circumstances warrant providing an update of management’s previously announced forecast for our estimated range of earnings per share or for Walmart U.S.’s or Sam’s Club’s estimated comparable store sales for the then current 13-Week Period, we will provide an update of that forecast by appropriate means.

We will no longer report sales on a monthly basis, report comparable stores sales for each four-week or five-week period in our retail calendar, or provide any regular update of forecasts as to estimated earnings per share or comparable store sales for any period.

Notwithstanding the foregoing, the Company reserves the right to change the foregoing policy regarding the release of sales and earnings information from time to time as management deems appropriate in order to keep the Investment Community properly informed about our operations.

We also make other Periodic Communications including:

•	Our Annual Analysts and Investors Meeting, which typically occurs in October of each year, all or a portion of which will be made available via a live webcast.

•

Our Annual Shareholders’ Meeting and the Analysts and Investors Meeting that occurs on the same day as the Annual Shareholders’ Meeting, all or a portion of which will be made available via a live webcast.

•

In addition to our Periodic Communications, we may have conference calls or other communications in which we will disclose information about our business and operations (the “Additional Communications”). The Additional Communications may be public or (where the information does not involve material non-public information about our business and operations) may occur in private discussions with shareholders or analysts.

We are aware of the obligations we have pursuant to Regulation FD of the Securities and Exchange Commission (“SEC”). To ensure compliance with Regulation FD, we have adopted the following measures:

•

We will make public each quarterly earnings press release prior to conducting any telephone calls or other communications with the Investment Community to discuss our sales, earnings or other matters disclosed in that press release.

•

We will post on our website (http://www.walmartstores.com/) a complete transcript of our quarterly pre-recorded telephone call in which management discusses our quarterly sales and earnings as disclosed in our quarterly earnings press release within 24 hours after that telephone call is first made available to the Investment Community.

•

In any instance in which we will make an Additional Communication that may contain material non-public information about us and our operations, we will make the Additional Communication widely available to the Investment Community through a press release, telephonic means, a webcast, an SEC filing or any combination of these media.

•

We will publish on our website (http://www.walmartstores.com/) the dates of our quarterly press releases and pre-recorded, listen-only conference calls to discuss quarterly sales and earnings and information about how shareholders and other interested persons can obtain access to those releases and communications.

•	We will use a widely circulated wire service to make all of our press releases relating to matters of concern to the Investment Community.

•

We will publish on our website (http://www.walmartstores.com/) our press releases relating to matters of concern to the Investment Community, including our quarterly earnings press releases as described above.

•	We will publish in advance the dates and information about accessing any of the communications and meetings described above as soon as practicable after that information becomes available to us.

•	Where practicable, we intend to release all press releases and make all telephone calls available prior to the start of trading on the New York Stock Exchange in the manner described above.

Some or all of the information provided in our press releases, Periodic Communications, Additional Communications, Annual Shareholders’ Meeting and meetings with analysts may not be material information concerning the Company or its operations. The fact that we disclose information through or in any communication does not, in and of itself, mean that we have determined that the information provided is material to the Company or its operations. No shareholder, securities analyst, potential investor in our stock or other securities or other member of the Investment Community should assume that our disclosure of information in any communication means that we have determined that the information is material to the Company, its operations, its financial condition or its results of operations.

Forward-Looking Statements Or Information. Any of the press releases, telephone calls, webcasts, meetings or other sources of information we described or mentioned above may include statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by that Act. Forward-looking statements generally can be identified by use of words such as “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “forecast,” “foresee,” “will be,” “will continue,” “will remain,” or other similar words or phrases. Forward-looking statements may address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as future earnings, future earnings per share, comparable stores sales, future capital expenditures (including the amount and nature of those expenditures), expansion and other development trends of industry segments in which we and our subsidiaries are active, future revenues and cash flows, future performance, our business strategy, our financing strategy, expansion and growth of our business, our operations and other similar matters and our management’s anticipation and expectations as to future occurrences and trends. Statements of that kind are forward-looking statements. Although we will base the expectations expressed in forward-looking statements on assumptions that we will think are reasonable within the bounds of our knowledge of our business, a number of risks, uncertainties and factors, domestically and internationally, could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, that we make or that are made on our behalf. We have previously identified many of these factors in filings or statements we have made by or that have been made on our behalf. Our business and operations are subject to risks, uncertainties and factors outside our control. Any one, or a combination, of these risks, uncertainties and factors could materially affect the results of our operations. These risks, uncertainties and factors include: general economic conditions, unemployment levels, consumer credit availability, levels of consumer disposable income, consumer spending patterns and debt levels, inflation, the cost of the goods we sell, labor costs, transportation costs, the cost of diesel fuel, gasoline, natural gas and electricity, the cost of healthcare benefits, accident costs, our casualty and other insurance costs, information security costs, the cost of construction materials, availability of acceptable building sites for new stores, clubs and other formats, competitive pressures, accident-related costs, weather patterns, catastrophic events, storm and other damage to our stores and distribution centers, weather-related closing of stores, availability and transport of goods from domestic and foreign suppliers, currency exchange fluctuations and volatility, trade restrictions, changes in tariff and freight rates, adoption of or changes in tax and other laws and regulations that affect our business, costs of compliance with laws and regulations, the outcome of legal proceedings to which we are a party, interest rate fluctuations, changes in employment legislation and other capital market, economic and geo-political conditions and events, including civil unrest and terrorist attacks. Forward-looking statements that we make or that are made on our behalf are based on knowledge of our business and the environment in which we operate, but because of the risks, uncertainties and factors listed above and other similar factors, actual results may differ from the results stated in the forward-looking statements. Consequently, all of the forward-looking statements made are qualified by these and other cautionary statements, and we cannot assure you that the results or developments that we anticipate will be realized or, even if substantially realized, will have the expected consequences to or effects on us or our business or operations. We caution you not to put undue reliance on these forward-looking statements, which speak only as of their dates. We assume no obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2009

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
Name:	Charles M. Holley, Jr.
Title:	Executive Vice President, Finance and Treasurer